Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        April 28, 1998

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-16276                   23-2449551
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)

 101 North Pointe Boulevard, Lancaster, Pennsylvania             17601-4133
        (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone number, including area code    (717) 581-6030

                           N/A
  (Former name or former address, if changed since last report)

ITEM 5 - OTHER EVENTS

     Sterling Financial Corporation announced that a 5% stock dividend was declared on April 28, 1998, to shareholders of record, May 19, 1998, and payable June 1, 1998.

     Under the terms of the stock dividend declared by the Board of Directors, each shareholder is entitled to receive one (1) share of common stock for each twenty (20) shares registered in the shareholder's name on May 19, 1998. Certificates of fractional shares will not, however, be issued. Instead, each shareholder is to be paid in cash the fair market value of any fractional share to which the shareholder would otherwise be entitled which fair market value was determined, by the Board of Directors, to be $36.58, being the average of the high and low sale prices of the common stock of the Corporation as reported on the NASDAQ National Market at the close of business on April 27, 1998, adjusted downward to give effect to this stock dividend.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS.


     (c) Exhibits:

          99 Press Release, of Registrant, dated April 28, 1998,
          re: Declaration of  5% Stock Dividend

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  Sterling Financial Corporation

                              By:  /s/ John E. Stefan
                                  John E. Stefan, Chairman of the Board,
                                  President and Chief Executive Officer


DATE:   April 28, 1998


                          EXHIBIT INDEX

                                                         Page Number in
                                                         Manually Signed
       Exhibit                                               Original

         99            Press Release, dated April 28, 1998       5


EXHIBIT 99


FOR IMMEDIATE RELEASE:



Date:               April 28, 1998
Contact Person:     John E. Stefan, Chairman and
President
               (717) 581-6030


            Sterling Financial Corporation
             Declares a 5% Stock Dividend

Sterling Financial Corporation (NASDAQ: SLFI), the one bank holding company of Bank of Lancaster County, N.A. , announced that a 5% stock dividend was declared on April 28, 1998, payable on June 1, 1998 to shareholders of record as of the close of business on May 19, 1998.

     This represents the sixth stock dividend declared since the formation of the holding company in 1987. In addition, a three-for-two stock split in the form of a 50% stock dividend was paid in 1992 and a two-for-one stock split in the form of a 100% stock dividend was paid in 1994.

     John E. Stefan, Chairman of the Board and President of Sterling Financial Corporation stated "the Corporation's future looks very secure. First quarter earnings exceeded expectations by rising 9.1% over 1997. Asset growth also reached record levels by growing to $869.8 million, up $111 million over 1997 - a 14.6% gain. Deposit growth was exceptionally strong, rising 15.8% over 1997. These factors contributed to the Board's decision to declare the 5% stock dividend."

     Bank of Lancaster County, N.A., a subsidiary of Sterling
Financial Corporation, has 30 banking locations in addition to the bank's wholly owned subsidiary, Town & Country Leasing. Bank of Lancaster County is a nationally chartered bank established in 1863.